First Financial Service Corporation Reports Net Income of $1.2 million or $0.25 per share

Net interest margin increases for the sixth consecutive quarter

ELIZABETHTOWN, Ky., Nov. 12, 2013 /PRNewswire/ -- First Financial Service Corporation (the Company, NASDAQ: FFKY) today reported net income to common stockholders of $1.2 million for the quarter ended September 30, 2013, an improvement from the net loss to common stockholders of $1.0 million for the same quarter in 2012. Net income per diluted common share was $0.25 for the quarter ended September 30, 2013, compared to a net loss per diluted common share of $0.21 for the same quarter in 2012.

First Financial also reported a net loss of $328,000 for the nine months ended September 30, 2013, an improvement from the net loss to common stockholders of $6.0 million for the same nine-month period in 2012. The net loss per diluted common share was $0.07 for the nine months ended September 30, 2013, compared to a net loss per diluted common share of $1.25 for the nine months ended September 30, 2013.

"We continue to execute on improving the overall profitability and risk profile of the Company," said President, Greg Schreacke. "Non-performing assets improved for the sixth consecutive quarter, net interest margin trends remain favorable, and capital ratios continue to improve with the net income posted for the quarter. More importantly, serving our customers remains at the heart of everything we do. New loan production for portfolio loans exceeded $30 million for the third consecutive quarter, though net loan growth declined 3.0% for the quarter. Retail and commercial checking continue to grow with a 5% increase in deposits for the year."

THIRD QUARTER 2013 HIGHLIGHTS

  Net interest margin improved to 2.96% for the quarter ended September 30, 2013, up from 2.87% last quarter and 2.54% for the quarter ended September 30, 2012.
  Non-performing assets, excluding restructured loans that are accruing and paying as agreed, declined by $1.7 million or 5.0%, to $30.4 million from June 30, 2013 and $30.0 million or 49.7% from September 30, 2012.  This represents the sixth consecutive quarterly reduction in non-performing assets, excluding restructured loans that are accruing and paying as agreed.
  Other real estate owned has decreased $13.4 million or 60.2% to $8.9 million for the quarter ended September 30, 2013 compared to $22.3 for the quarter ended December 31, 2012.  Related expenses have declined 61.7% for the nine months ended September 30, 2013 to $1.3 million when compared to $3.3 million for the same period last year.  Also, a gain of $1.5 million was realized during the quarter on a piece of commercial real estate property that was sold.
  Regulatory capital ratios continue to improve at the bank level.  The tier I leverage ratio was 7.80%, the tier I risk-based ratio was 11.83% and the total risk-based ratio was 13.09% for the quarter ended September 30, 2013 compared to 6.50%, 10.61%, and 11.88% respectively for the quarter ended September 30, 2012.

"Third quarter 2013 noninterest expenses were relatively flat with a slight increase of approximately $41,000 over the second quarter. Noninterest income in the second quarter of 2013 improved by $1.9 million and included a $1.5 million gain on the sale of one other real estate owned property," said Chief Financial Officer, Frank Perez. "Noninterest income also benefited from increased overdraft and mortgage fee income."

First Financial Service Corporation is the parent bank holding company of First Federal Savings Bank of Elizabethtown, which was chartered in 1923. The Bank serves the needs and caters to the economic strengths of the local communities in which it operates and strives to provide a high level of personal and professional customer service. The Bank offers a variety of financial services to its retail and commercial banking customers. These services include personal and corporate banking services, and personal investment financial counseling services. Currently, the Bank serves six contiguous counties in central Kentucky through its 17 full-service banking centers.

This release includes forward-looking statements. The words "expect," "anticipate," "goal," "objective," "intend," "plan," "believe," "should," "seek," "estimate" and similar expressions identify forward-looking statements, but other statements not limited to historical information may also be considered forward-looking. All forward-looking statements are subject to risks, uncertainties and other factors that may cause our actual results to differ materially from any results expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, (i) events or conditions that adversely affect the financial condition of borrowers; (ii) continuation of the current historically low short-term interest rate environment; (iii) our ability to attract performing loans; (iv) changes in loan underwriting, credit review or loss reserve policies resulting from economic conditions, regulatory oversight or regulatory developments; (v) the effectiveness of our efforts to improve, resolve or liquidate lower-quality assets; (vi) increased competition from other financial institutions; (vii) greater than anticipated adverse conditions in the national or local economies, particularly in commercial and residential real estate markets; (viii) rapid fluctuations or unanticipated changes in interest rates; (ix) events that would cause us to conclude that there was impairment of any asset, including intangible assets; (x) events that further reduce the value of, or increase expenses associated with, other real estate owned; (xi) our ability to comply with regulatory capital requirements; and (xiii) changes in state and federal legislation, regulations or policies applicable to banks and other financial service providers, including implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act. A more detailed description of these and other risks and uncertainties is contained in our most recent annual report on Form 10-K and our most recent quarterly report on Form 10-Q filed with the Securities and Exchange Commission. Many of the risks and uncertainties described above are beyond our ability to control or predict, and therefore readers are cautioned not to put undue reliance on the forward-looking statements made in this release. First Financial Service Corporation disclaims any obligation to update or revise any forward-looking statements made in this release, whether as a result of new information, future events or otherwise, unless required by law.

FIRST FINANCIAL SERVICE CORPORATION
Consolidated Balance Sheets
(Unaudited)

	September 30,	December 31,
(Dollars in thousands, except per share data)	2013	2012

ASSETS:
Cash and due from banks	$ 13,441	$ 12,598
Interest bearing deposits	18,076	50,505
Total cash and cash equivalents	31,517	63,103

Securities available-for-sale	290,183	354,131
Loans held for sale	1,068	3,887

Loans, net of unearned fees	476,031	524,835
Allowance for loan losses	(12,224)	(17,265)
Net loans	463,807	507,570

Federal Home Loan Bank stock	4,430	4,805
Cash surrender value of life insurance	10,336	10,060
Premises and equipment, net	25,907	27,048
Real estate owned:
Acquired through foreclosure, net of valuation
allowance of $721 Sept (2013) and $500 Dec (2012)	8,859	22,286
Other repossessed assets	16	34
Accrued interest receivable	2,283	2,690
Accrued income taxes	2,907	2,928
Low-income housing investments	7,039	7,061
Other assets	1,804	1,459

TOTAL ASSETS	$ 850,156	$ 1,007,062

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Deposits:
Non-interest bearing	$ 80,308	$ 75,842
Interest bearing	666,570	846,778
Total deposits	746,878	922,620

Advances from Federal Home Loan Bank	38,424	12,596
Subordinated debentures	18,000	18,000
Accrued interest payable	4,137	3,121
Accrued senior preferred dividend	3,219	2,469
Accounts payable and other liabilities	4,977	3,884

TOTAL LIABILITIES	815,635	962,690

Commitments and contingent liabilities

STOCKHOLDERS' EQUITY:
Senior preferred stock, $1 par value per share;
authorized 5,000,000 shares; issued and
outstanding, 20,000 shares with a liquidation
preference of $23.2 million Sept (2013), and
$22.5 million Dec (2012)	19,984	19,943
Common stock, $1 par value per share;
authorized 35,000,000 shares; issued and
outstanding, 4,861,523 shares Sept (2013), and 4,775,114
shares Dec (2012)	4,861	4,775
Additional paid-in capital	36,137	35,782
Accumulated deficit	(17,726)	(17,398)
Accumulated other comprehensive income	(8,735)	1,270

TOTAL STOCKHOLDERS' EQUITY	34,521	44,372
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 850,156	$ 1,007,062

FIRST FINANCIAL SERVICE CORPORATION
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended		Nine Months Ended
(Amounts in thousands, except per share data)	September 30,		September 30,
	2013	2012	2013	2012
Interest and Dividend Income:
Loans, including fees	$ 6,308	$ 8,082	$ 19,729	$ 26,911
Taxable securities	1,700	1,666	4,898	5,303
Tax exempt securities	53	74	185	230
Total interest income	8,061	9,822	24,812	32,444

Interest Expense:
Deposits	1,561	2,952	5,471	10,341
Federal Home Loan Bank advances	133	216	397	783
Subordinated debentures	340	421	1,022	1,103
Total interest expense	2,034	3,589	6,890	12,227

Net interest income	6,027	6,233	17,922	20,217
Provision for loan losses	(500)	2,671	(1,325)	4,598
Net interest income after provision for loan losses	6,527	3,562	19,247	15,619

Non-interest Income:
Customer service fees on deposit accounts	1,444	1,339	3,942	4,121
Gain on sale of mortgage loans	230	505	818	1,200
Gain on sale of investments	235	2,054	1,078	3,363
Loss on sale of investments	(223)	(350)	(839)	(653)
Other than temporary impairment loss:
Total other-than-temporary impairment losses	-	-	-	(26)
Portion of loss recognized in other comprehensive
income/(loss) (before taxes)	-	-	-	-
Net impairment losses recognized in earnings	-	-	-	(26)
Loss on sale and write downs on real estate acquired
through foreclosure	(365)	(1,587)	(1,957)	(5,169)
Gain on branch divesture	-	3,124	-	3,124
Gain on sale of premises and equipment	-	-	-	322
Gain on sale on real estate acquired through foreclosure	1,632	630	1,839	1,243
Gain on sale of real estate held for development	-	-	-	175
Brokerage commissions	127	109	384	316
Other income	466	632	1,421	1,660
Total non-interest income	3,546	6,456	6,686	9,676

Non-interest Expense:
Employee compensation and benefits	3,955	3,609	11,505	11,284
Office occupancy expense and equipment	653	777	2,051	2,327
Marketing and advertising	99	113	273	281
Outside services and data processing	900	853	2,704	2,557
Bank franchise tax	315	402	708	1,146
FDIC insurance premiums	460	663	1,654	1,760
Amortization of intangible assets	-	-	-	127
Real estate acquired through foreclosure expense	452	638	1,270	3,314
Loan expense	485	568	1,092	1,732
FHLB advance perpayment penalty	-	1,548	-	1,548
Other expense	1,286	1,682	4,211	4,482
Total non-interest expense	8,605	10,853	25,468	30,558

Income (Loss) before income taxes	1,468	(835)	465	(5,263)
Income tax expense/(benefit)	1	(84)	2	(83)
Net Income (Loss)	1,467	(751)	463	(5,180)
Less:
Dividends on preferred stock	(250)	(250)	(750)	(750)
Accretion on preferred stock	(14)	(14)	(41)	(41)
Net income (loss) attributable to common shareholders	$ 1,203	$ (1,015)	$ (328)	$ (5,971)

Shares applicable to basic income (loss) per common share	4,860,115	4,772,987	4,816,538	4,766,898
Basic income (loss) per common share	$ 0.25	$ (0.21)	$ (0.07)	$ (1.25)

Shares applicable to diluted income (loss) per common share	4,905,542	4,772,987	4,816,538	4,766,898
Diluted income (loss) per common share	$ 0.25	$ (0.21)	$ (0.07)	$ (1.25)

Cash dividends declared per common share	$ -	$ -	$ -	$ -

	Quarter Ended September 30,
		2013			2012
(Dollars in thousands)
	Average		Average	Average		Average
	Balance	Interest	Yield/Cost (5)	Balance	Interest	Yield/Cost (5)
ASSETS
Interest earning assets:
U.S. Government and federal agency	$ -	$ -	-%	$ 13,174	$ 63	1.90%
Mortgage-backed securities	235,530	1,173	1.98%	280,664	1,328	1.88%
State and political subdivision
securities (1)	14,251	188	5.23%	13,529	242	7.10%
Trust Preferred Securities	-	-	-%	1,040	9	3.43%
Corporate bonds	56,013	400	2.83%	14,109	84	2.36%
Loans (2) (3) (4)	488,494	6,308	5.12%	590,418	8,082	5.43%
FHLB stock	4,430	47	4.21%	4,805	49	4.05%
Interest bearing deposits	17,150	9	0.21%	69,444	47	0.27%
Total interest earning assets	815,868	8,125	3.95%	987,183	9,904	3.98%
Less: Allowance for loan losses	(15,871)			(16,507)
Non-interest earning assets	74,394			90,665
Total assets	$ 874,391			$ 1,061,341

LIABILITIES AND
STOCKHOLDERS' EQUITY
Interest bearing liabilities:
Savings accounts	$ 89,356	$ 40	0.18%	$ 83,542	$ 66	0.31%
NOW and money market
accounts	243,533	82	0.13%	280,913	317	0.45%
Certificates of deposit and
other time deposits	365,675	1,439	1.56%	521,093	2,569	1.96%
FHLB advances	32,750	133	1.61%	21,300	216	4.02%
Subordinated debentures	18,000	340	7.49%	18,000	421	9.28%
Total interest bearing liabilities	749,314	2,034	1.08%	924,848	3,589	1.54%
Non-interest bearing liabilities:
Non-interest bearing deposits	80,523			79,266
Other liabilities	11,759			8,467
Total liabilities	841,596			1,012,581

Stockholders' equity	32,795			48,760
Total liabilities and
stockholders' equity	$ 874,391			$ 1,061,341

Net interest income		$ 6,091			$ 6,315
Net interest spread			2.87%			2.44%
Net interest margin			2.96%			2.54%

(1) Taxable equivalent yields are calculated assuming a 34% federal income tax rate.
(2) Includes loan fees, immaterial in amount, in both interest income and the calculation of yield on loans.
(3) Calculations include non-accruing loans in the average loan amounts outstanding.
(4) Includes loans held for sale.
(5) Annualized

		Nine Months Ended September 30,
		2013			2012
(Dollars in thousands)
	Average		Average	Average		Average
	Balance	Interest	Yield/Cost (5)	Balance	Interest	Yield/Cost (5)
ASSETS
Interest earning assets:
U.S. Government and federal agency	$ 2,548	$ 28	1.47%	$ 18,749	$ 293	2.09%
Mortgage-backed securities	256,138	3,414	1.78%	290,143	4,297	1.98%
State and political subdivision
securities (1)	14,803	609	5.50%	15,600	783	6.71%
Trust Preferred Securities	-	-	-%	1,050	38	4.84%
Corporate bonds	52,579	1,051	2.67%	4,840	85	2.35%
Loans (2) (3) (4)	503,227	19,729	5.24%	659,961	26,911	5.45%
FHLB stock	4,513	145	4.30%	4,805	152	4.23%
Interest bearing deposits	24,184	43	0.24%	87,051	151	0.23%
Total interest earning assets	857,992	25,019	3.90%	1,082,199	32,710	4.04%
Less: Allowance for loan losses	(16,348)			(17,415)
Non-interest earning assets	78,918			92,218
Total assets	$ 920,562			$ 1,157,002

LIABILITIES AND
STOCKHOLDERS' EQUITY
Interest bearing liabilities:
Savings accounts	$ 89,083	$ 147	0.22%	$ 92,174	$ 209	0.30%
NOW and money market
accounts	262,660	437	0.22%	296,952	1,155	0.52%
Certificates of deposit and
other time deposits	401,583	4,887	1.63%	588,119	8,977	2.04%
FHLB advances	19,695	397	2.70%	25,607	783	4.09%
Subordinated debentures	18,000	1,022	7.59%	18,000	1,103	8.19%
Total interest bearing liabilities	791,021	6,890	1.16%	1,020,852	12,227	1.60%
Non-interest bearing liabilities:
Non-interest bearing deposits	79,836			79,230
Other liabilities	11,071			6,061
Total liabilities	881,928			1,106,143

Stockholders' equity	38,634			50,859
Total liabilities and
stockholders' equity	$ 920,562			$ 1,157,002

Net interest income		$ 18,129			$ 20,483
Net interest spread			2.74%			2.44%
Net interest margin			2.83%			2.53%

(1) Taxable equivalent yields are calculated assuming a 34% federal income tax rate.
(2) Includes loan fees, immaterial in amount, in both interest income and the calculation of yield on loans.
(3) Calculations include non-accruing loans in the average loan amounts outstanding.
(4) Includes loans held for sale.
(5) Annualized

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in thousands)	2013	2012	2013	2012

Balance at beginning of period	$ 15,947	$ 15,300	$ 17,265	$ 17,181

Loans charged-off:
Residential mortgage	73	-	73	62
Consumer & home equity	156	110	311	386
Commercial & commercial real estate	3,124	361	3,670	3,351
Total charge-offs	3,353	471	4,054	3,799
Recoveries:
Residential mortgage	13	-	17	1
Consumer & home equity	44	59	134	145
Commercial & commercial real estate	73	64	187	166
Total recoveries	130	123	338	312

Net loans charged-off	3,223	348	3,716	3,487

Provision for loan losses	(500)	2,671	(1,325)	4,598

Balance at end of period	12,224	17,623	12,224	18,292

Less: Allowance allocated to loans held for
sale in probable branch divestiture	-	201	-	(468)

Balance at end of period, net	$ 12,224	$ 17,824	$ 12,224	$ 17,824

Allowance for loan losses to total loans (1) (2)	2.57%	3.19%	2.57%	3.19%
Annualized net charge-offs to average
loans outstanding	2.62%	0.23%	0.99%	0.71%
Allowance for loan losses to
total non-performing loans (2)	57%	58%	57%	58%

(1) Includes loans held for sale in probable
branch divestiture and probable loan sale for 2012
(2) Includes allowance allocated to loans held for sale
in probable branch divestiture for 2012

	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in thousands)	2013	2013	2013	2012	2012

Restructured on non-accrual status	$ 7,927	$ 8,639	$ 9,099	$ 9,753	$ 16,151
Restructured past due 90 days still on accrual	4,837	-	-	-	-
Past due 90 days still on accrual	2,238	-	1,950	-	-
Loans on non-accrual status	6,511	9,215	9,596	11,702	15,565

Total non-performing loans	21,513	17,854	20,645	21,455	31,716
Real estate acquired through
foreclosure	8,859	14,169	19,705	22,286	28,649
Other repossessed assets	16	37	32	34	24
Total non-performing assets	$ 30,388	$ 32,060	$ 40,382	$ 43,775	$ 60,389

Interest income that would have
been earned on non-performing loans	$ 1,127	$ 946	$ 1,094	$ 1,163	$ 1,729
Interest income recognized
on non-performing loans	38	-	16	-	-
Ratios: Non-performing loans
to total loans (includes loans held for sale in
probable branch divestiture and probable
loan sale for 2012)	4.52%	3.64%	4.08%	4.09%	5.53%
Non-performing assets
to total loans (includes loans held for sale in
probable branch divestiture and probable
loan sale for 2012)	6.38%	6.54%	7.98%	8.34%	10.53%

CONTACT: Frank Perez, Chief Financial Officer, First Financial Service Corporation, (270) 765-2131